UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2006

Federal Services Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification No.)
incorporation or organization)	Number)

900 Third Avenue, 33rd Floor
New York, New York		10022-4775
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (646) 403-9765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On June 5, 2006, Advanced Technology Systems, Inc. and Federal Services Acquisition Corporation filed a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

99.1                           Press Release dated June 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Services Acquisition Corporation
(Registrant)

Date: June 5, 2006	/s/ Peter M. Schulte
Peter M. Schulte
President

Exhibit Index

Exhibit No.	Document
99.1	Press Release dated June 5, 2006